Income Taxes	12 Months Ended
Dec. 31, 2024
Income Taxes [Abstract]
Income Taxes

Note 11

Income Taxes:

The Company has Swiss tax loss carryforwards of $52.2 million as of December 31, 2024 (December 31, 2023: $47.2 million) of which $32.9 million will expire within the next five years, and $14.3 million will expire between 2030 – 2031.

The significant components of net deferred taxes as of December 31, 2024, and 2023 are shown in the following table:

	2024	2023
Deferred tax assets:
Net benefit from tax loss carryforwards	$5,536,408	$5,000,743
Deferred revenues	—	264,997
Valuation allowance	(5,536,408)	(5,265,740)
Net deferred taxes	$—	$—

The Company recorded a valuation allowance in 2024 and 2023 to reduce the net deferred taxes, as the Company deemed it to be more likely than not that the future deferred tax assets would not be realized in the future based on the lack of sufficient positive evidence in the jurisdictions related to the realization of the deferred tax assets.

The effective tax rate was 0% for the years ended December 31, 2024, 2023 and 2022. The following table shows the income taxes in 2024, 2023 and 2022:

	2024	2023	2022
Current tax	$—	$—	$—
Deferred income tax (benefit)	(270,668)	(1,515,501)	(1,004,681)
	(270,668)	(1,515,501)	(1,004,681)
Change in valuation allowance	270,668	1,515,501	1,004,681
Total income tax expense	$—	$—	$—

The Company files income tax returns in Switzerland. The Company’s income tax position in Switzerland is finally assessed up to the year ended December 31, 2020, so the years ended December 31, 2021, 2022, 2023 and 2024 are open for examination. Currently the Company does not have any open tax assessments. The following table shows the reconciliation between expected and effective tax rate:

	2024	2023	2022
Statutory tax rate	10.6%	10.6%	10.6%
Effect of temporary differences	3.1%	1.9%	(4.8)%
Change in valuation allowance on deferred tax assets	(13.7)%	(12.5)%	(5.8)%
Effective tax rate	—%	—%	—%

The Company had generated approximately $9.7 million of net operating losses (“NOLs”) prior to the reorganization in 2019 in which the Company’s preliminary analysis indicates that such NOLs would not be subject to significant limitations pursuant to applicable income tax regulations. The temporary differences relate to book to tax differences from the adjustments required to present the consolidated financial statements on a U.S. GAAP basis from local Swiss GAAP, mainly in the areas of debt, intangible amortization and deferring financing costs.

As of December 31, 2024, 2023, and 2022, there were no unrecognized tax benefits. If such matters were to arise, the Company would recognize interest and penalties related to income tax matters in income tax expense. The Company did not incur any material interest or penalties in connection with income taxes during the years ended December 31, 2024, 2023 and 2022.